SMS



MMS



IVR


K-5688
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Mobile Web


CBS

Apps


RANGO

Mobile Video



CommerceTel

OTCBB: MFON

Connecting Brands to Consumer's Mobile Phones Through Patented Technology

Legal Disclaimer

Included herein are certain forward-looking statements. All statements, other than statements of historical facts, included herein that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements involve assumptions and are subject to known and unknown risks and uncertainties that could cause actual results or performance to differ materially from those expressed or implied by such forward-looking statements. Although we believe that the assumptions reflected in forward-looking statements are reasonable as of the date of this presentation, we can give no assurance that such assumptions will prove to have been correct. You should also know that forward-looking statements are not guaranties of future performance and are subject to risks, uncertainties and assumptions. Should any of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may differ materially from those included within our forward-looking statements. These and other risks and uncertainties associated with out business are described in our public reports including our Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission. We do not assume any obligation and do not intend to update these forward looking statements.

The industry and market data presented herein are inherently estimates and are based upon third-party data as well as information derived from the Company's own internal estimates. While the Company believes that these data are reasonable, in some cases these data are based on others' estimates and cannot be verified by the Company. Accordingly, readers are cautioned not to place undue reliance on the industry and market data included herein.

This presentation contains trademarks, trade names and service marks of other companies. We do not intend our use or display of other companies' trademarks, trade names or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies.

Bigger Than the Net…

"We're adopting mobile technologies at a faster rate than anyone predicted. Half of all new Internet connections come from mobile devices, smartphones will overtake feature phones this year and data usage is already passed voice usage on phones."
-Tony Keusgen, Google Head of Technology

"Ramping faster than desktop internet, the mobile internet will be bigger than most think."
–Mary Meeker, Morgan Stanley

"Mobile search traffic was up 50 percent in the first half of 2010 and mobile web adoption is occurring 8 times faster than it was on the PC a few years ago. In two years, smartphone sales will surpass PC sales — this is the future."
-Eric Schmidt , Former Google CEO

Corporate Overview

2008/09
- Mobile Marketer/Year Award
- Sybase Innovator/Year Award

2010
- Public Listing, OTCBB: MFON

2011
- Acquires Mobivity
- Acquires Txtstation
- Acquires Boomtext
- Customer base grows to over 1,500
- Announces two mobile technology patents

***Adjusted EBITDA is defined as earnings before interest, taxes, depreciation & amortization, non-cash stock based compensation, and non-cash changes in the fair market value of derivatives.

Quarterly Revenue


650,000
600,000
550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
+292%
Growth
Q2 vs Q1

	Q1 '11	Q2 '11
Revenue	140,637	553,108

Earnings and Adjusted EBITDA


(200,000)
(250,000)
(300,000)
(350,000)
(400,000)
(450,000)
(500,000)
(550,000)
(600,000)
(650,000)
(700,000)
(750,000)

	Q1 '11	Q2 '11
Net loss	(728,217)	(466,186)
Adjusted EBITDA	(429,220)	(329,209)

Management

DENNIS BECKER
BOARD MEMBER, PRESIDENT & CEO

- CEO and Founder, Frontieric Corporation
- CEO, Bexel Technologies
- Holds fastest telecom patent ever issued
- US Air Force
- Computer Science, University of Oregon

ALEX SHAH
CHIEF TECHNOLOGY OFFICER

- CTO, Face Double
- SVP of R&D, Blue Titan
- Founder and CTO, VelociGen
- M.S. Biochemistry, UCLA
- B.S. Computer Science & Biochemistry, UCSD

Matt Szot, CPA
CFO

- CFO, Cardiff Partners
- CFO, S&W Seed Co. (NASDAQ:SANW)
- CFO, Rip Curl Inc.
- CPA KPMG
- B.S. Econ/Accountancy, Univ. of Ill. Champaign-Urbana

SPENCER BRANNAN
VP Business Development, SMB

- Co-Founder/CEO, DigiMark/Boomtext
- Achieved 100% YoY growth since 2007
- Grew Boomtext client list to over 1,000 customers
- Led all major account acquisitions

MICHAEL FALATO
VP SALES & BUSINESS DEVELOPMENT

- VP Sales & Business Development, TxtStation
- Sales Executive, Next>Edge
- Sr. Account Executive, E-centives.com
- Director of New Business, Monster.com
- B.A. Broadcast, Southern Illinois University

LEVI MCCLENDON
General Manager, SMB

- Co-Founder/CEO, DigiMark /Boomtext
- Oversaw Boomtext operations since inception in 2007
- Grew account revenues in excess of $1M/yr

Board Members

DENNIS BECKER
BOARD MEMBER, PRESIDENT & CEO

- CEO and Founder, Frontieric Corporation
- CEO, Bexel Technologies
- Holds fastest telecom patent ever issued
- US Air Force
- Computer Science, University of Oregon

DOUG SCHNEIDER
BOARD MEMBER

- CEO, Transaction Wireless
- Investment Advisor, Pelion Venture Partners
- President, SME Hosting, Web Services Division, Verio
- B.S., University of California, Davis
- MBA, Kellogg, Northwestern

JOHN HARRIS
BOARD MEMBER

- Director, Premiere Global (NYSE: PGI)
- President & CEO, eTelecare
- CEO, Seven World Wide
- 25 years at EDS, Corporate Officer

FRASER CLARK
BOARD MEMBER

- President & COO, Herbal Magic
- CFO, NLRC
- CEO, Hair Club

DAVID SOUAID
BOARD MEMBER

- President, SterlingCard Payment Solutions
- SVP Sales & Marketing, Optical Payments, Inc
- Director, Mercantile Advance Corp.
- B.A. Political Science, Mount Allison University

Business Model

Consumers are LESS Accessible via ...

TV



- Viewers down in key 18-49 age demo (Nielson)
- DVR has reduced TV ad effectiveness by 30% (Nielson)
- Nielson projects TV households down overall in 2012

Radio



- Forrester reports 15% drop in radio audience over last 5 years

Print





- Online news readers surpassed print for the first time (State of News Media)
- Yellow Pages use down 22% this year (Local Search Assoc.)

Consumers ARE MOBILE...



- More Americans own mobile phones than computers (Pew Research)
- Google mobile search growth surpasses PC-browser search (Google)
- "Mobile will be bigger than desktop in five years." – Dave Shapiro, Dir. of Small Business Marketing, Google
- Nearly half of Americans get news content on their mobile phone (Pew)

Mobile = SMS, MMS, Voice, Apps, Web!


SMS
MMS

- Brands license our patented technology to engage and market to mobile consumers via **ALL mobile channels**; SMS, MMS, Voice, Apps, Web.
- **Business Model**
  - Brands pay a **recurring license fee** for our software through monthly or annual contracts
  - Our customers also pay **incremental fees** for every **transaction** we process to the consumer (i.e. per SMS message)

CommerceTel In The Marketplace…


VOTE NOW
ONLINE AT:
CNN.COM/REPORTCARD
BY PHONE:
1-888-GRADE-09
1-888-472-3309
TEXT YOUR GRADE TO:
22360
THE SITUATION ROOM
LIVE

ON TV

Send a text message Into a CNN news Broadcast…


WHICH VINTAGE DODGERS JERSEY DO YOU LIKE BEST?
Dodgers
D4 JACKIE ROBINSON
D5 SANDY KOUFAX
D6 FERNANDO VALENZUELA
TEXT D4, D5 OR D6 TO 55333

IN VENUE

Vote using your mobile phone at a Dodgers game…


Lick the ketchup off your fingers
then
TEXT DAL1234 TO 86677
to get deals and updates from your local SONIC Drive-In

RESTAURANT

Opt in to get special Offers from your local Sonic restaurant…

Brands license our patented software to connect, engage, and market to consumer's mobile phones regardless of phone type, method (SMS, IVR, MMS), or wireless network.

Customers

Why Invest in CommerceTel?

- **Patented, Award-Winning Technology**
- **Proven**
  - Major brands such as Disney, CNN, Universal Music Group, and national sports franchises rely on CommerceTel's award-winning technology to engage consumers on a daily basis.
- **Massive Target Market**
  - The local advertising industry is projected to grow from $136.3B in 2010 to $153.5B in 2015. CommerceTel already serves over 1,000 local businesses.
- **Management Showing Results**
  - The Company has already completed three acquisitions and produced two patents since going public in late 2010.


M&A
Organic Growth
Intellectual Property

Recurring Patent and Software Licensing Revenues from the **$153B Local Advertising Market**

Revenue Model

Brands...

1. Monthly Software Licensing Fees
2. Transaction Fees per SMS, MMS, etc.
3. Professional Services



License our software as a service (SaaS)...

Which runs off our network connected to all wireless carriers...

verizon
T-Mobile
Sprint
at&t
US Cellular

To engage mobile phones via SMS, MMS, IVR and more...



Patented Technology, Ahead of Industry


Phone
Third Party Systems
Mobile Carrier Networks
PST N Carrier Networks
Internet
Mobile Messaging Gateway
C4 IVR Gateway
C4 API
C4 Mobile Interactive Network
Mobile Message Flow
Carrier Integration
Mobile Sub Management
Billing
Reporting
IVR Builder
Mobile Device Discovery
Mobile Content Transcoding
Mobile Content Management

CommerceTel has already brought together disparate SMS, MMS, and Voice networks into a unified network application layer utilizing internally developed, proprietary system.

This results in:

- greater control
- lower operating costs
- higher reliability
- international reach
- Higher throughput for SMS, MMS, and Voice applications for massive volume campaigns.

Patent Portfolio

#7,991,388

Mobile Security/Authentication:

- Two factor Authentication using mobile devices including facial recognition, geolocation, SMS, and spatial orientation.
- Filed May, 2011
- ***Published August, 2nd 2011 – 82 Days***

#6,788,769

Phone Number to Web Addressing

- Covers process of translating legacy telephone numbering system to next generation Internet-based (IP) addressing.
- CommerceTel believes that its process for phone number to IP address translation is or will be needed by SMS, MMS and Voice networks.

Patent Application in Progress

Wireless Network Performance

- Real-time monitoring of SMS, Voice, and MMS networks.
- Filed Summer, 2011.

The Inflection Point

It's Just the Beginning - Mobile Marketing is Poised to Become a Part of the $500B Spent Annually on Advertising...


World Wide Media Platforms
Mobile Phone Subscribers
5.2B
TV Viewers
3.1B
Internet Users
2.3B
Daily Newspaper Readers
1.9B
Computer Users
1.5B


Mobile Ad Spend $1.4B
World Wide Ad Spend $500B

eMarketer (worldwide), juniper (mobile)

Local Advertising Growth

- Growth Projected by BIA/Kelsey
  - $136.3B Spent on Local Advertising in 2010 **to Grow to $153.5B by 2015.**
  - **Local Digital Advertising to Grow to $42.5B by 2015** from $21.7B in 2010.
- **80% of SMBs** plan to spend some of their annual marketing budget on at least one form of **mobile advertising during 2011**, according to Borrell Associates.
- **20%** of these SMBs ad budgets, on average, are expected to be **devoted to mobile initiatives**, according to Borrell Associates.

M&A Traction

CommerceTel

Closing Date: 11/02/2010 (original entity)

Business: Develops marketing solutions and platforms for mobile devices.

Key Features:
- ✓ **$7M into core product and technology**
- ✓ **Web-based IVR System**
- ✓ **Sybase Innovator of the Year Award winner**

TxtStation

Closing Date: 04/01/2011

Business: Interactive mobile marketing platform and services that allow broadcasters, event owners, sponsors and general media to interact with viewers and fans.

Mobivity

Closing Date: 04/01/2011

Business: SMS gateway API and SaaS mobile marketing platform.

Key Features:
- ✓ **Mobile Marketing Campaigns**
- ✓ **Shared and Dedicated Short Codes**
- ✓ **2-way SMS/MMS WAP Gateway**

BoomText

Closing Date: 08/09/2011

Business: self serve platform with great search engine ranking and a direct sales force

Marketing:
- ✓ **Client acquisition and support teams**
- ✓ **Automated conversion of leads**
- ✓ **Outbound telemarketing**

Acquisition's Performance Enhanced by Our IP

Patented technology unifying all possible mobile marketing services across acquired service offerings. Acquired customer bases can grow revenues and operating income via CommerceTel's additional SMS, MMS, and Voice network services coupled with lower shared operating costs...


SMS
MMS
txtstation
Global Mobile Marketing
mobivity
BoomText
Mobile Carrier Networks
PSTN Carrier Networks
Internet
Mobile Messaging Gateway
C4 IVR Gateway
C4 API

Growth Success Achieved in 2011

1. Growing IP portfolio. Latest patent achieved in just 82 days.

2. Rapidly growing client base exceeding 1,000 customers.

1. Inorganic growth traction; THREE acquisitions in first year.

1. Consolidated Q2 2011 revenues up 293% over Q1.


M&A
Organic Growth
Intellectual Property

Recurring Patent and Software Licensing Revenues from the **$153B** **Local Advertising Market**